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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 28, 2000
                Date of Report (Date of earliest event reported)

                                  PH GROUP INC.
             (Exact name of Registrant as specified in its charter)


            Ohio                      0-8115                31-0737351
(State or other Jurisdiction       (Commission            (IRS Employer
      of Incorporation             File Number)         Identification No.)


   2241 City Gate Drive, Columbus, OH                           43219
(Address of Principal Executive Offices)                      (Zip Code)


                                 (614) 416-7250
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On September 28, 2000, the Registrant issued a press release announcing it had signed a letter of intent to be acquired by Royal Precision, Inc.


ITEM 7.  EXHIBITS.

         (c) Exhibits.

             The following exhibits are filed as part of this Report:

             Exhibit No.               Description
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                  99.1     Registrant's press release dated September 28, 2000.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PH GROUP INC.


October 2, 2000                             By:  /s/ Charles T. Sherman
                                                 ------------------------------
                                                 Name:    Charles T. Sherman
                                                 Title:   President

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                                  EXHIBIT INDEX


              Exhibit No.               Description
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                  99.1     Registrant's press release dated September 28, 2000.


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